INCOME TAXES EXPENSES (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule of Income Tax Expenses [Line Items]
Income before tax	$ 4,200,223	$ 5,629,680	$ 11,750,439
Expected PRC income tax expense at statutory tax rate of 25%	1,050,055	1,407,420	2,937,609
Expense/(Income) not deductible/taxable	139,751	331,170	35,699
Tax concession	(463,600)	(597,667)	(1,176,577)
Actual income tax expense	$ 726,206	$ 1,140,923	$ 1,796,731